UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

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April 24, 2007
Date of Report (Date of Earliest Event Reported)

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ALERIS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-7170 (Commission File Number)	75-2008280 (I.R.S. Employer Identification No.)
25825 Science Park Drive, Suite 400 Beachwood, Ohio (Address of principal executive offices)	44122 (Zip Code)

Registrant’s telephone number, including area code: (216) 910-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 24, 2007, Aleris International, Inc. issued a press release announcing that it has entered into a definitive agreement to purchase certain assets of EKCO Products.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

The information contained in this Current Report on Form 8-K and on exhibit 99.1 contains certain forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These include statements that contain words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should” and similar expressions intended to connote future events and circumstances, and include statements regarding future actual and adjusted earnings and earnings per share; future improvements in margins, processing volumes and pricing; overall 2006 operating performance; anticipated higher adjusted effective tax rates; expected cost savings; success in integrating the Company’s recent acquisitions, including the acquisition of the downstream aluminum businesses of Corus Group plc; its future growth; an anticipated favorable economic environment in 2006; future benefits from acquisitions and new products; expected benefits from changes in the industry landscape and post-hurricane reconstruction; and anticipated synergies resulting from the merger with Commonwealth, the acquisition of the downstream aluminum businesses of Corus Group plc and other acquisitions. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and that actual results could differ materially from those described in the forward-looking statements. These risks and uncertainties would include, without limitation, the Company’s levels of indebtedness and debt service obligations; its ability to effectively integrate the business and operations of its acquisition; further slowdowns in automotive production in the U.S. and Europe; the financial condition of the Company’s customers and future bankruptcies and defaults by major customers; the availability at favorable cost of aluminum scrap and other metal supplies that the Company processes; the ability of the Company to enter into effective metals, natural gas and other commodity derivatives; continued increases in natural gas and other fuel costs of the Company; a weakening in industrial demand resulting from a decline in U.S. or world economic conditions, including any decline caused by terrorist activities or other unanticipated events; future utilized capacity of the Company’s various facilities; a continuation of building and construction customers and distribution customers reducing their inventory levels and reducing the volume of the Company’s shipments; restrictions on and future levels and timing of capital expenditures; retention of the Company’s major customers; the timing and amounts of collections; currency exchange fluctuations; future write-downs or impairment charges which may be required because of the occurrence of some of the uncertainties listed above; and other risks listed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including but not limited to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2005, quarterly report on Form 10-Q for the quarter ended September 30, 2006 and current report on Form 8-K, dated November 29, 2006, particularly the sections entitled “Risk Factors” contained therein. The forward looking statements contained in this report and on such exhibit are made only as of the date hereof. We do not assume any obligation to update any of these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.  Description

99.1  Press Release, dated April 24, 2007, issued by Aleris International, Inc.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2007

            Aleris International, Inc.

            By:    /s/ Michael D. Friday
             Michael D. Friday
             Executive Vice President and
             Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description

99.1       Press Release, dated April 24, 2007, issued by Aleris International, Inc.